                                CONSENT AGREEMENT

     This Consent Agreement is entered into as of the 13th day of June, 1997 by and among Precise Technology, Inc., a Delaware corporation (the "Company"), Precise Holding Corporation, a Delaware corporation ("Parent"), Sunderland Industrial Holdings Corporation, a Delaware corporation ("Sunderland"), Hamilton Holdings Ltd. Corporation, a Texas corporation ("Hamilton"), John Hancock Mutual Life Insurance Company, a Massachusetts mutual life insurance company ("John Hancock"), Rice Partners II, L.P., a Delaware limited partnership ("Rice"), Delaware State Employees' Retirement Fund, a Delaware corporation ("Delaware"), Declaration of Trust for Defined Benefit Plans of Zeneca Holdings Inc., a Delaware corporation ("Zeneca"), and Declaration of Trust for Defined Benefit Plans of ICI American Holdings Inc., a Delaware corporation ("ICI"). Capitalized terms used in this Consent Agreement and not otherwise defined herein are as defined in the Note Agreement (as hereinafter defined).

                                   WITNESSETH

     WHEREAS, the Company, John Hancock and Rice are parties to that certain Note Purchase Agreement dated as of March 29, 1996 (the "Note Agreement");

     WHEREAS, Parent, John Hancock, Rice and Pecks are parties to that certain Warrant Purchase Agreement dated as of March 29, 1996 (the "Warrant Agreement");

     WHEREAS, Parent, Sunderland, Hamilton, Pecks, John Hancock and Rice are parties to that certain Shareholder Agreement dated as of March 29, 1996 (the "Shareholder Agreement");

     WHEREAS, Parent, the Company and Pecks are parties to that certain Securities Purchase Agreement dated as of March 29, 1996 (the "Securities Purchase Agreement");

     WHEREAS, the Company is contemplating prepayment of the Senior Debt, prepayment of the Senior Subordinated Notes, redemption of the Pecks Preferred Stock, redemption of the Seller Preferred Stock, repurchase of 124 shares of Common Stock from Parent, and making an approximate $6.4 million distribution to Parent;

     WHEREAS, Parent is contemplating redemption of the Hamilton Preferred Stock (as defined in the Shareholder Agreement) and declaration and payment of a dividend;

     WHEREAS, in order to fund the foregoing transactions, the Company intends to enter into a $30 million revolving credit facility with Fleet National Bank, as agent (the "New Senior Debt") and issue $75 million of Senior Subordinated Notes due 2007 (the "New Subordinated Notes");

     WHEREAS, in connection with the foregoing transactions, the Company is also contemplating amendment of the Management Agreement, payment of investment banking fees to Mentmore in connection with the entering into of the New Senior Debt and issuance of the

New Subordinated Notes, amendment of the Warrant Agreement and Shareholder Agreement, and termination of the Note Agreement.

     NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Consent to Transactions by the Company. To the extent that any agreement, consent, or notice is required under the Note Agreement, Warrant Agreement, Shareholder Agreement or Securities Purchase Agreement, or under any other ancillary document to which the parties hereto, or one or more of them, are parties or by which they are governed, the parties hereto hereby consent and agree to, and waive any required notice of, the following transactions by the
Company:

     a. Prepayment of the entire outstanding principal amount of the Senior Debt, plus (i) accrued unpaid interest on the principal amount so prepaid, plus (ii) the amount of any loss incurred by the Senior Lender as provided in Section 2.15 of the Senior Loan Agreement, plus
          (iii) any other amounts due the Senior Lender under the Senior Loan Documents, in accordance with the terms of the Senior Loan Documents;

     b. Prepayment of the entire outstanding principal amount of the Senior Subordinated Notes, plus (i) accrued unpaid interest on the principal amount so prepaid, plus (ii) the aggregate amount of all other Senior Subordinated Obligations, if any, plus (iii) the applicable Prepayment Fee, in accordance with the terms of the Note Agreement, and termination of the Note Agreement;

     c. Redemption of 575 shares of Pecks Preferred Stock for a redemption price of $10,000 per share, plus an amount equal to all dividends accrued thereon and unpaid;

     d. Redemption of 250 shares of Seller Preferred Stock for a redemption price of $10,000 per share, plus an amount equal to all dividends thereon accrued and unpaid;

     e. Repurchase of 124 shares of Common Stock from Parent for an aggregate price of approximately $3,315,000;

     f.   Distribution of approximately $6,441,000 to Parent;

     g. Execution, delivery and performance of the Credit Agreement and other documents related to the New Senior Debt and all other related documents, including the granting of any security interest in connection therewith and the entering into by any of the Company's subsidiaries of any guarantee of such New Senior Debt;

     h. Issuance of the New Subordinated Notes and execution, delivery and performance of the Purchase Agreement, Registration Rights Agreement, and Indenture in connection therewith and any related documents, including the entering into by any of the Company's subsidiaries of any guarantee of such New Subordinated Notes;

     i. Amendment and restatement of the Management Agreement, in the form attached hereto as Exhibit A and payment of an investment banking fee to Mentmore in the amount of $500,000;

     j. Amendment of the Warrant Agreement, in the form attached hereto as Exhibit B;

     k. Amendment of the Shareholder Agreement, in the form attached hereto as Exhibit C.

     2. Consent to Transactions by Parent. To the extent that any agreement, consent, or notice is required under the Note Agreement, Warrant Agreement, Shareholder Agreement or Securities Purchase Agreement, or under any other ancillary document to which the parties hereto, or one or more of them, are parties or by which they are governed, the parties hereto hereby consent and agree to, and waive any required notice of, the following transactions by
Parent:

     a. Redemption of 331.46 shares of Hamilton Preferred Stock for a redemption price of $10,000 per share, plus an amount equal to all dividends thereon accrued and unpaid;

     b. Upon formal action of Parent's Board of Directors, declaration and payment of a dividend on the common stock (and the related Dilution Dividend (as defined in the Shareholder Agreement)) in an aggregate amount of approximately $6.0 million (subject to reduction for appropriate provision for payment of any taxes for which Parent may be liable on such dividend), payable (subject to any withholding obligations) as follows:


                                                                   % of Total
To                             In Respect Of                         Dividend
--                             -------------                         --------
Sunderland                     8,035 shares of common stock          80.3500%

NAP & Company, as nominee      167.67 shares of common stock         1.6767%
for Delaware

Fuelship & Company, as         33.33 shares of common stock          0.3333%
nominee for Zeneca


Northman & Co., as nominee     49 shares of common stock             0.4900%
for ICI

NAP & Company, as nominee      Warrants to purchase 385 shares of    3.8500%
for Delaware                   common stock

Fuelship & Company, as         Warrants to purchase 77 shares of     0.7700%
nominee for Zeneca             common stock

Northman & Co., as Nominee     Warrants to purchase 113 shares of    1.1300%
for ICI                        common stock

John Hancock                   Warrants to purchase 371 shares of    3.7100%
                               common stock

John Hancock                   Warrants to purchase 199 shares of    1.9900%
                               common stock

Rice                           Warrants to purchase 570 shares of    5.7000%
                               common stock

     c. Sale of 124 shares of Common Stock of the Company to the Company for an aggregate price of $3,315,000;

     d. Execution, delivery and performance of the Credit Agreement and other documents related to the New Senior Debt and all other related documents to be entered into by Parent, including the granting of any security interest in Common Stock of the Company held by Parent and the entering into by Parent of any guarantee of such New Senior Debt;

     e. Amendment of the Warrant Agreement, in the form attached hereto as Exhibit B;

     f. Amendment of the Shareholder Agreement, in the form attached hereto as Exhibit C.

     3. The effectiveness of this Consent Agreement is conditioned upon consummation of the Refinancing Transactions, as that term is defined in the Preliminary Offering Memorandum, dated May 19, 1997, relating to the New Subordinated Notes.

     4. The parties acknowledge the terms of the Registration Rights Agreement between the Company, the subsidiaries of the Company and the Initial Purchasers named therein in the offering of the New Subordinated Notes, and waive any rights to participate or have securities registered under, or to receive notice of or consent rights to, any Registration Statement filed with the Securities and Exchange Commission pursuant thereto.


     5. This Consent Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to its conflict of laws provisions.

     IN WITNESS WHEREOF, the undersigned, through their duly authorized representatives, have set hereunto their hands as of the date first above written.

                                    PRECISE TECHNOLOGY, INC.


                                    By:  /s/   William L. Remley
                                        ---------------------------------------
                                    Its:
                                        ---------------------------------------


                                    PRECISE HOLDING CORPORATION


                                    By:  /s/   William L. Remley
                                        ---------------------------------------
                                    Its:
                                        ---------------------------------------


                                    SUNDERLAND INDUSTRIAL HOLDINGS
                                    CORPORATION


                                    By:  /s/   William L. Remley
                                        ---------------------------------------
                                    Its:
                                        ---------------------------------------


                                    HAMILTON HOLDINGS LTD.
                                    CORPORATION


                                    By:  /s/   William L. Remley
                                        ---------------------------------------
                                    Its:
                                        ---------------------------------------



                                    JOHN HANCOCK MUTUAL LIFE
                                    INSURANCE COMPANY


                                    By: /s/ Sandeep Alva
                                        ---------------------------------------
                                        Sandeep Alva, Senior Investment Officer

                               RICE PARTNERS II, L.P.

                               By:   Rice Capital Group IV, L.P., its
                                     general partner

                                     By:  RMC Fund Management, L.P., its general
                                          partner

                                          By: Rice Mezzanine Corporation, its
                                              general partner

                                              By: /s/ James P. Wilson
                                                  ------------------------------
                                                  James P. Wilson,
                                                  Managing Director


                               DELAWARE STATE EMPLOYEES' RETIREMENT
                               FUND

                               By:   Pecks Management Partners, Ltd., its
                                     investment advisor

                                     By: /s/ Robert J. Cresci
                                         ---------------------------------------
                                         Robert J. Cresci, Managing Director


                               DECLARATION OF TRUST FOR DEFINED BENEFIT
                               PLANS OF ZENECA HOLDINGS, INC.

                               By:   Pecks Management Partners, Ltd., its
                                     investment advisor

                                     By: /s/ Robert J. Cresci
                                         ---------------------------------------
                                         Robert J. Cresci, Managing Director

                               DECLARATION OF TRUST FOR DEFINED BENEFIT
                               PLANS OF ICI AMERICAN HOLDINGS INC.


                               By:   Pecks Management Partners, Ltd., its
                                     investment advisor

                                     By: /s/ Robert J. Cresci
                                         ---------------------------------------
                                         Robert J. Cresci, Managing Director